                                                                     EXHIBIT 4.1

                                                                  EXECUTION COPY

                           AMENDMENT AND RESTATEMENT AGREEMENT dated as of February 21, 2003, among IMC GLOBAL INC. (the "COMPANY"), PHOSPHATE RESOURCE PARTNERS LIMITED PARTNERSHIP ("PLP"), IMC PHOSPHATES COMPANY (together with PLP, the "BORROWING SUBSIDIARIES" and, together with the Company, the "BORROWERS"), the lenders party hereto and JPMORGAN CHASE BANK, as administrative agent under the Credit Agreement dated as of May 17, 2001, as amended (the "CURRENT CREDIT AGREEMENT"), among the Company, the Borrowing Subsidiaries, the lenders referred to therein, JPMorgan Chase Bank (as successor to The Chase Manhattan Bank), as administrative agent, and Goldman Sachs Credit Partners L.P., as syndication agent, as in effect on the date hereof. Capitalized terms used but not defined herein have the meanings assigned to them in the Current Credit Agreement, as amended and restated hereby.


          WHEREAS, the Company has requested, and the undersigned Lenders and the Administrative Agent have agreed, upon the terms and subject to the conditions set forth herein, that the Current Credit Agreement be amended and restated as provided herein;

          NOW, THEREFORE, the Company, the Borrowing Subsidiaries, the undersigned Lenders and the Administrative Agent hereby agree as follows:

          SECTION 1. AMENDMENT AND RESTATEMENT OF THE CURRENT CREDIT AGREEMENT; LOANS AND LETTERS OF CREDIT. (a) Effective upon the Restatement Effective Date (as defined in Section 6 below), the Current Credit Agreement is hereby amended and restated to read in its entirety as set forth in EXHIBIT A hereto (the "RESTATED CREDIT AGREEMENT"). From and after the effectiveness of such amendment and restatement, the terms "Agreement", "this Agreement", "herein", "hereinafter", "hereto", "hereof" and words of similar import, as used in the Restated Credit Agreement, shall, unless the context otherwise requires, refer to the Current Credit Agreement as amended and restated in the form of the Restated Credit Agreement, and the term "Credit

Agreement", as used in the other Loan Documents, shall mean the Restated Credit Agreement.

          (b) All B Term Loans, Revolving Loans, Swingline Loans and Letters of Credit outstanding under the Current Credit Agreement on the Restatement Effective Date shall continue to be outstanding under the Restated Credit Agreement and the terms of the Restated Credit Agreement will govern the rights of the Lenders and the Issuing Bank with respect thereto.

          (c) Except as otherwise provided in the Restated Credit Agreement, on and after the Restatement Effective Date, all exhibits and schedules to the Current Credit Agreement shall continue to constitute the exhibits and schedules to the Restated Credit Agreement in their entirety.

          SECTION 2. AMENDMENT AND RESTATEMENT OF THE SECURITY AGREEMENT. (a) Each Lender that delivers a signed counterpart to this Agreement hereby consents to the amendment and restatement, on the Restatement Effective Date, of the Security Agreement referred to in the Current Credit Agreement, as previously amended (the "CURRENT SECURITY AGREEMENT"), to read in its entirety as set forth in EXHIBIT B hereto (the "RESTATED SECURITY AGREEMENT"). From and after the effectiveness of such amendment and restatement, the terms "Agreement", "this Agreement", "herein", "hereinafter", "hereto", "hereof" and words of similar import, as used in the Restated Security Agreement, shall, unless the context otherwise requires, refer to the Current Security Agreement as amended and restated in the form of the Restated Security Agreement, and the term "Security Agreement", as used in the other Loan Documents, shall mean the Restated Security Agreement.

          (b) All Security Interests (as such term is defined in the Current Security Agreement) existing under the Current Security Agreement on the Restatement Effective Date shall continue to exist under the Restated Security Agreement and the terms of the Restated Security Agreement will govern the rights of the Collateral Agent and the Secured Parties (as such term is defined in the Current Security Agreement) with respect thereto.

          (c) Except as otherwise provided in the Restated Security Agreement, on and after the Restatement Effective Date, all schedules and annexes to the Current Security

Agreement shall continue to constitute schedules and annexes to the Restated Security Agreement in their entirety.

          SECTION 3. INTERCREDITOR AGREEMENT. At any time after the Restatement Effective Date, the Collateral Agent shall be authorized to enter into an intercreditor agreement with the lenders under the Potash Facility (or an agent or other respresentative on their behalf) that provides, in addition to provisions customary to intercreditor agreements, that the Lien granted under the Restated Security Agreement shall constitute a second-priority security interest in the Second Priority Collateral, junior only to the Lien on the Second Priority Collateral securing the Potash Facility, and such intercreditor agreement shall be binding upon the Secured Parties. The Administrative Agent shall furnish a copy of such intercreditor agreement to each Lender prior to execution and delivery thereof.

          SECTION 4. AMENDMENT FEE. In consideration of the agreements of the Lenders contained in this Agreement, the Company agrees to pay to the Administrative Agent, for the account of each Lender that delivers an executed counterpart of this Agreement prior to 5:00 p.m., New York City time, on February 21, 2003, an amendment fee (the "AMENDMENT FEE") in an amount equal to 0.25% of the sum of such Lender's (a) Revolving Commitment and (b) outstanding B Term Loans; PROVIDED that such Amendment Fee shall not be payable unless and until the Restatement Effective Date.

          SECTION 5. REPRESENTATIONS AND WARRANTIES. The Company represents and warrants to the Administrative Agent and to each of the Lenders that:

          (a) This Agreement has been duly authorized, executed and delivered by each of the Borrowers and constitutes a legal, valid and binding obligation of each of the Borrowers, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors' rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

          (b) The representations and warranties of the Company set forth in the Loan Documents are true and correct in all material respects on and as of the date hereof, except to the extent such representations and warranties expressly relate to an earlier date, in which case such representations and warranties are true and correct in all material respects as of such earlier date.

          (c) Immediately after giving effect to this Agreement, no Default shall have occurred and be continuing.

          SECTION 6. CONDITIONS TO EFFECTIVENESS. This Agreement shall become effective on the first date (the "RESTATEMENT EFFECTIVE DATE") on or after February 21, 2003, that each of the following conditions have been satisfied:
(a) the Administrative Agent shall have received counterparts of this Agreement that, when taken together, bear the signatures of (i) each of the Borrowers and
(ii) the Required Lenders, (b) the Collateral Agent shall have received counterparts of the Restated Security Agreement that, when taken together, bear the signatures of each of the Grantors (as such term is defined in the Restated Security Agreement) and (c) the Administrative Agent shall have received payment of all fees and expenses required to be paid or reimbursed by the Company under or in connection with this Agreement and the Current Credit Agreement (in the case of expenses, including fees and disbursements of counsel, to the extent such expenses have been invoiced prior to the Restatement Effective Date).

          SECTION 7. LOAN DOCUMENT. This Agreement shall be a Loan Document for all purposes.

          SECTION 8. NO NOVATION. This Agreement shall not extinguish the Loans outstanding under the Current Credit Agreement. Nothing herein contained shall be construed as a substitution or novation of the Loans outstanding under the Current Credit Agreement, which shall remain outstanding after the Restatement Effective Date as modified hereby. In furtherance of the foregoing, it is understood that the provisions of Sections 2.15, 2.16, 2.17 and 9.03 of the Restated Credit Agreement be effective as to all matters arising out of or in any way related to facts or events existing or occurring prior to the Restatement Effective Date.

          SECTION 9. APPLICABLE LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

          SECTION 10. COUNTERPARTS. The Agreement may be executed in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute but one agreement. Delivery of an executed signature page to this Agreement by facsimile transmission shall be effective as delivery of a manually signed counterpart of this Agreement.

          SECTION 11. EXPENSES. The Company agrees to reimburse the Administrative Agent for its reasonable out-of-pocket expenses in connection with this Agreement, including the reasonable fees, charges and disbursements of Cravath, Swaine & Moore, counsel for the Administrative Agent.

          SECTION 12. HEADINGS. The Section headings used herein are for convenience of reference only, are not part of this Agreement and are not to affect the construction of, or to be taken into consideration in interpreting, this Agreement.



        [The remainder of this page has been left blank intentionally.]

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first written above.



                                       IMC GLOBAL INC.,

                                          by /s/ E. PAUL DUNN, JR.
                                            ------------------------------------
                                            Name: E. Paul Dunn, Jr.
                                            Title: Vice President, Finance and
                                                   Treasurer


                                       PHOSPHATE RESOURCE PARTNERS LIMITED
                                       PARTNERSHIP,

                                       By:  IMC Global Inc., its Administrative
                                       Managing General Partner,

                                          by /s/ E. PAUL DUNN, JR.
                                            ------------------------------------
                                            Name: E. Paul Dunn, Jr.
                                            Title: Vice President, Finance and
                                                   Treasurer

                                       And by:  FMRP Inc., its General Partner,

                                          by /s/ E. PAUL DUNN, JR.
                                            ------------------------------------
                                            Name: E. Paul Dunn, Jr.
                                            Title: Treasurer


                                       IMC PHOSPHATES COMPANY,

                                       By:  IMC Phosphates MP Inc., its Managing
                                       Partner,

                                          by /s/ E. PAUL DUNN, JR.
                                            ------------------------------------
                                            Name: E. Paul Dunn, Jr.
                                            Title: Treasurer

                                       JPMORGAN CHASE BANK,
                                       individually and as Administrative Agent,

                                          by /s/ PETER S. PREDUN
                                            ------------------------------------
                                            Name: Peter S. Predun
                                            Title: Vice President


                                       GOLDMAN SACHS CREDIT PARTNERS L.P.,
                                       individually and as Syndication Agent,

                                          by
                                            ------------------------------------
                                            Name:
                                            Title:

                                       (THE OTHER LENDERS, ISSUING BANKS AND
                                       SWINGLINE LENDERS THAT ARE SIGNATORIES TO
                                       THE AMENDED AND RESTATEMENT AGREEMENT)

                                          by
                                            ------------------------------------
                                            Name:
                                            Title:

                                       JPMORGAN CHASE BANK, individually and as Administrative Agent,

                                          by
                                            ------------------------------------
                                            Name:
                                            Title:

                                       GOLDMAN SACHS CREDIT PARTNERS L.P.,
                                       individually and as Syndication Agent,

                                          by  /s/ STEPHEN B. KING
                                            ------------------------------------
                                            Name: Stephen B. King
                                            Title: Authorized Signatory

                               SIGNATURE PAGE TO THE AMENDMENT AND
                               RESTATEMENT AGREEMENT, DATED AS OF FEBRUARY
                               21, 2003, IN RESPECT OF THE CREDIT
                               AGREEMENT, DATED MAY 17, 2001, AMONG IMC
                               GLOBAL, INC., THE BORROWING SUBSIDIARIES
                               PARTY THERETO, THE LENDERS PARTY THERETO,
                               JPMORGAN CHASE BANK (SUCCESSOR TO THE CHASE
                               MANHATTAN BANK), AS ADMINISTRATIVE AGENT,
                               AND GOLDMAN SACHS CREDIT PARTNERS L.P., AS
                               SYNDICATION AGENT.


                               Name of Institution:

                               Black Diamond CLO [illegible]-1 LTD.
                               -----------------------------------

                               by /s/ ALAN CORKISH

                                 ------------------------
                                 Name:   Alan Corkish
                                 Title:  Director

                               SIGNATURE PAGE TO THE AMENDMENT AND
                               RESTATEMENT AGREEMENT, DATED AS OF FEBRUARY
                               21, 2003, IN RESPECT OF THE CREDIT
                               AGREEMENT, DATED MAY 17, 2001, AMONG IMC
                               GLOBAL, INC., THE BORROWING SUBSIDIARIES
                               PARTY THERETO, THE LENDERS PARTY THERETO,
                               JPMORGAN CHASE BANK (SUCCESSOR TO THE CHASE
                               MANHATTAN BANK), AS ADMINISTRATIVE AGENT,
                               AND GOLDMAN SACHS CREDIT PARTNERS L.P., AS
                               SYNDICATION AGENT.


                               Name of Institution:

                               Morgan Stanley Prime Income Trust
                               -----------------------------------

                               by
                                  /s/ PETER GEWIRTZ
                                 ------------------------
                                 Name:    Peter Gewirtz
                                 Title:   Vice President

                               SIGNATURE PAGE TO THE AMENDMENT AND
                               RESTATEMENT AGREEMENT, DATED AS OF FEBRUARY
                               21, 2003, IN RESPECT OF THE CREDIT
                               AGREEMENT, DATED MAY 17, 2001, AMONG IMC
                               GLOBAL, INC., THE BORROWING SUBSIDIARIES
                               PARTY THERETO, THE LENDERS PARTY THERETO,
                               JPMORGAN CHASE BANK (SUCCESSOR TO THE CHASE
                               MANHATTAN BANK), AS ADMINISTRATIVE AGENT,
                               AND GOLDMAN SACHS CREDIT PARTNERS L.P., AS
                               SYNDICATION AGENT.


                               Name of Institution:

                               Blue Square Funding Series 3
                               -----------------------------------
                               By: Deutsche Bank Trust Co. Americans
                                   FKA Bankers Trust Co.

                               by
                                  /s/ SUSAN ANDERSON
                                 ------------------------
                                 Name:    Susan Anderson
                                 Title:   Assistant Vice Pesident

                               SIGNATURE PAGE TO THE AMENDMENT AND
                               RESTATEMENT AGREEMENT, DATED AS OF FEBRUARY
                               21, 2003, IN RESPECT OF THE CREDIT
                               AGREEMENT, DATED MAY 17, 2001, AMONG IMC
                               GLOBAL, INC., THE BORROWING SUBSIDIARIES
                               PARTY THERETO, THE LENDERS PARTY THERETO,
                               JPMORGAN CHASE BANK (SUCCESSOR TO THE CHASE
                               MANHATTAN BANK), AS ADMINISTRATIVE AGENT,
                               AND GOLDMAN SACHS CREDIT PARTNERS L.P., AS
                               SYNDICATION AGENT.


                               Name of Institution:

                               EMERALD ORCHARD LIMITED
                               -----------------------------------

                               by
                                  /s/ SUSAN K. STRONG
                                 ------------------------
                                 Name:    SUSAN K. STRONG
                                 Title:   ATTORNEY IN FACT

                               SIGNATURE PAGE TO THE AMENDMENT AND
                               RESTATEMENT AGREEMENT, DATED AS OF FEBRUARY
                               21, 2003, IN RESPECT OF THE CREDIT
                               AGREEMENT, DATED MAY 17, 2001, AMONG IMC
                               GLOBAL, INC., THE BORROWING SUBSIDIARIES
                               PARTY THERETO, THE LENDERS PARTY THERETO,
                               JPMORGAN CHASE BANK (SUCCESSOR TO THE CHASE
                               MANHATTAN BANK), AS ADMINISTRATIVE AGENT,
                               AND GOLDMAN SACHS CREDIT PARTNERS L.P., AS
                               SYNDICATION AGENT.


                               Name of Institution:

                               TORONTO DOMINION (NEW YORK), INC.
                               -----------------------------------

                               by
                                   /s/ DAVID G. PARKER
                                 ------------------------
                                 Name:    DAVID G. PARKER
                                 Title:   VICE PRESIDENT

                               SIGNATURE PAGE TO THE AMENDMENT AND
                               RESTATEMENT AGREEMENT, DATED AS OF FEBRUARY
                               21, 2003, IN RESPECT OF THE CREDIT
                               AGREEMENT, DATED MAY 17, 2001, AMONG IMC
                               GLOBAL, INC., THE BORROWING SUBSIDIARIES
                               PARTY THERETO, THE LENDERS PARTY THERETO,
                               JPMORGAN CHASE BANK (SUCCESSOR TO THE CHASE
                               MANHATTAN BANK), AS ADMINISTRATIVE AGENT,
                               AND GOLDMAN SACHS CREDIT PARTNERS L.P., AS
                               SYNDICATION AGENT.


                                Name of Institution:

                                TRS 1 LLC
                               -----------------------------------

                               by
                                  /s/ ROSEMARY F. [ILLEGIBLE]
                                 ------------------------
                                 Name:     Rosemary F. [illegible] Dunne
                                 Title:    Vice President

                               SIGNATURE PAGE TO THE AMENDMENT AND
                               RESTATEMENT AGREEMENT, DATED AS OF FEBRUARY
                               21, 2003, IN RESPECT OF THE CREDIT
                               AGREEMENT, DATED MAY 17, 2001, AMONG IMC
                               GLOBAL, INC., THE BORROWING SUBSIDIARIES
                               PARTY THERETO, THE LENDERS PARTY THERETO,
                               JPMORGAN CHASE BANK (SUCCESSOR TO THE CHASE
                               MANHATTAN BANK), AS ADMINISTRATIVE AGENT,
                               AND GOLDMAN SACHS CREDIT PARTNERS L.P., AS
                               SYNDICATION AGENT.


                               Name of Institution:

                               Canadian Imperial Bank of Commerce
                               -----------------------------------

                               by
                                  /s/ [ILLEGIBLE]
                                 ------------------------
                                 Name:
                                 Title:

                               SIGNATURE PAGE TO THE AMENDMENT AND
                               RESTATEMENT AGREEMENT, DATED AS OF FEBRUARY
                               21, 2003, IN RESPECT OF THE CREDIT
                               AGREEMENT, DATED MAY 17, 2001, AMONG IMC
                               GLOBAL, INC., THE BORROWING SUBSIDIARIES
                               PARTY THERETO, THE LENDERS PARTY THERETO,
                               JPMORGAN CHASE BANK (SUCCESSOR TO THE CHASE
                               MANHATTAN BANK), AS ADMINISTRATIVE AGENT,
                               AND GOLDMAN SACHS CREDIT PARTNERS L.P., AS
                               SYNDICATION AGENT.


                               Name of Institution:

                               Graysion CLO 2001-01 LTD.
                               -----------------------------------
                               By: Bear Stearns Asset Management Inc.
                                   as its Collateral Manager

                               by
                                  /s/ [ILLEGIBLE]
                                 ------------------------
                                 Name:   [Illegible]
                                 Title:  Associate Director

                               SIGNATURE PAGE TO THE AMENDMENT AND
                               RESTATEMENT AGREEMENT, DATED AS OF FEBRUARY
                               21, 2003, IN RESPECT OF THE CREDIT
                               AGREEMENT, DATED MAY 17, 2001, AMONG IMC
                               GLOBAL, INC., THE BORROWING SUBSIDIARIES
                               PARTY THERETO, THE LENDERS PARTY THERETO,
                               JPMORGAN CHASE BANK (SUCCESSOR TO THE CHASE
                               MANHATTAN BANK), AS ADMINISTRATIVE AGENT,
                               AND GOLDMAN SACHS CREDIT PARTNERS L.P., AS
                               SYNDICATION AGENT.


                               Name of Institution:

                               SRV-HIGHLAND, INC
                               -----------------------------------

                               by
                                  /s/ ANN E. MORRIS
                                 ------------------------
                                 Name:    ANN E. MORRIS
                                 Title:   ASST VICE PRESIDENT

                               SIGNATURE PAGE TO THE AMENDMENT AND
                               RESTATEMENT AGREEMENT, DATED AS OF FEBRUARY
                               21, 2003, IN RESPECT OF THE CREDIT
                               AGREEMENT, DATED MAY 17, 2001, AMONG IMC
                               GLOBAL, INC., THE BORROWING SUBSIDIARIES
                               PARTY THERETO, THE LENDERS PARTY THERETO,
                               JPMORGAN CHASE BANK (SUCCESSOR TO THE CHASE
                               MANHATTAN BANK), AS ADMINISTRATIVE AGENT,
                               AND GOLDMAN SACHS CREDIT PARTNERS L.P., AS
                               SYNDICATION AGENT.


                               Name of Institution:

                               STANWICH LOAN FUNDING LLC
                               -----------------------------------

                               by
                                  /s/ ANN E. MORRIS
                                 ------------------------
                                 Name:    ANN E. MORRIS
                                 Title:   ASST VICE PRESIDENT

                               SIGNATURE PAGE TO THE AMENDMENT AND
                               RESTATEMENT AGREEMENT, DATED AS OF FEBRUARY
                               21, 2003, IN RESPECT OF THE CREDIT
                               AGREEMENT, DATED MAY 17, 2001, AMONG IMC
                               GLOBAL, INC., THE BORROWING SUBSIDIARIES
                               PARTY THERETO, THE LENDERS PARTY THERETO,
                               JPMORGAN CHASE BANK (SUCCESSOR TO THE CHASE
                               MANHATTAN BANK), AS ADMINISTRATIVE AGENT,
                               AND GOLDMAN SACHS CREDIT PARTNERS L.P., AS
                               SYNDICATION AGENT.


                               Name of Institution:

                               BNP Paribas
                               -----------------------------------

                               by
                                  /s/ PETER LABRIE
                                 ------------------------
                                 Name:    Peter Labrie
                                 Title:   Central Region Manager

                                  /s/ TOM AMBROSE
                                 ------------------------
                                 Name:    Tom Ambrose
                                 Title:   Director

                               SIGNATURE PAGE TO THE AMENDMENT AND
                               RESTATEMENT AGREEMENT, DATED AS OF FEBRUARY
                               21, 2003, IN RESPECT OF THE CREDIT
                               AGREEMENT, DATED MAY 17, 2001, AMONG IMC
                               GLOBAL, INC., THE BORROWING SUBSIDIARIES
                               PARTY THERETO, THE LENDERS PARTY THERETO,
                               JPMORGAN CHASE BANK (SUCCESSOR TO THE CHASE
                               MANHATTAN BANK), AS ADMINISTRATIVE AGENT,
                               AND GOLDMAN SACHS CREDIT PARTNERS L.P., AS
                               SYNDICATION AGENT.


                               Name of Institution:

                               FOOTHILL INCOME TAVET II, LP
                               by Fir II GP, LLC, Its Gen.Partner
                               -----------------------------------

                               by
                                   /s/ DENNIS R. ASCHER
                                 ------------------------
                                 Name:    DENNIS R. ASCHER
                                 Title:   MANAGING MEMBER

                               SIGNATURE PAGE TO THE AMENDMENT AND
                               RESTATEMENT AGREEMENT, DATED AS OF FEBRUARY
                               21, 2003, IN RESPECT OF THE CREDIT
                               AGREEMENT, DATED MAY 17, 2001, AMONG IMC
                               GLOBAL, INC., THE BORROWING SUBSIDIARIES
                               PARTY THERETO, THE LENDERS PARTY THERETO,
                               JPMORGAN CHASE BANK (SUCCESSOR TO THE CHASE
                               MANHATTAN BANK), AS ADMINISTRATIVE AGENT,
                               AND GOLDMAN SACHS CREDIT PARTNERS L.P., AS
                               SYNDICATION AGENT.


                               Name of Institution:

                               The Foothill Group, Inc.
                               -----------------------------------

                               by
                                   /s/ DENNIS R. ASCHER
                                 ------------------------
                                 Name:    DENNIS R. ASCHER
                                 Title:   SVP

                               SIGNATURE PAGE TO THE AMENDMENT AND
                               RESTATEMENT AGREEMENT, DATED AS OF FEBRUARY
                               21, 2003, IN RESPECT OF THE CREDIT
                               AGREEMENT, DATED MAY 17, 2001, AMONG IMC
                               GLOBAL, INC., THE BORROWING SUBSIDIARIES
                               PARTY THERETO, THE LENDERS PARTY THERETO,
                               JPMORGAN CHASE BANK (SUCCESSOR TO THE CHASE
                               MANHATTAN BANK), AS ADMINISTRATIVE AGENT,
                               AND GOLDMAN SACHS CREDIT PARTNERS L.P., AS
                               SYNDICATION AGENT.


                               Name of Institution:

                               AERIES FINANCE-II LTD.
                               By: INVESCO Senior Secured Management, Inc.
                                   As Sub-Managing Agent
                               -----------------------------------

                               by  /s/ GREGORY STOECKLE
                               -----------------------------------
                                 Name:    Gregory Stoeckle
                                 Title:   Authorized Signatory

                               SIGNATURE PAGE TO THE AMENDMENT AND
                               RESTATEMENT AGREEMENT, DATED AS OF FEBRUARY
                               21, 2003, IN RESPECT OF THE CREDIT
                               AGREEMENT, DATED MAY 17, 2001, AMONG IMC
                               GLOBAL, INC., THE BORROWING SUBSIDIARIES
                               PARTY THERETO, THE LENDERS PARTY THERETO,
                               JPMORGAN CHASE BANK (SUCCESSOR TO THE CHASE
                               MANHATTAN BANK), AS ADMINISTRATIVE AGENT,
                               AND GOLDMAN SACHS CREDIT PARTNERS L.P., AS
                               SYNDICATION AGENT.


                               Name of Institution:

                               AMARA-FINANCE, LTD.
                               By: INVESCO Senior Secured Management, Inc.
                                   As Financial Manager
                               -----------------------------------

                               by
                                   /s/ GREGORY STOECKLE
                                 ------------------------
                                 Name:    Gregory Stoeckle
                                 Title:   Authorized Signatory

                               SIGNATURE PAGE TO THE AMENDMENT AND
                               RESTATEMENT AGREEMENT, DATED AS OF FEBRUARY
                               21, 2003, IN RESPECT OF THE CREDIT
                               AGREEMENT, DATED MAY 17, 2001, AMONG IMC
                               GLOBAL, INC., THE BORROWING SUBSIDIARIES
                               PARTY THERETO, THE LENDERS PARTY THERETO,
                               JPMORGAN CHASE BANK (SUCCESSOR TO THE CHASE
                               MANHATTAN BANK), AS ADMINISTRATIVE AGENT,
                               AND GOLDMAN SACHS CREDIT PARTNERS L.P., AS
                               SYNDICATION AGENT.


                               Name of Institution:

                               AMARA 2 FINANCE, LTD.
                               By: INVESCO Senior Secured Management, Inc.
                                   As Financial Manager
                               -----------------------------------

                               by
                                   Gregory Stoeckle
                                 ------------------------
                                 Name:    Gregory Stoeckle
                                 Title:   Authorized Signatory

                               SIGNATURE PAGE TO THE AMENDMENT AND
                               RESTATEMENT AGREEMENT, DATED AS OF FEBRUARY
                               21, 2003, IN RESPECT OF THE CREDIT
                               AGREEMENT, DATED MAY 17, 2001, AMONG IMC
                               GLOBAL, INC., THE BORROWING SUBSIDIARIES
                               PARTY THERETO, THE LENDERS PARTY THERETO,
                               JPMORGAN CHASE BANK (SUCCESSOR TO THE CHASE
                               MANHATTAN BANK), AS ADMINISTRATIVE AGENT,
                               AND GOLDMAN SACHS CREDIT PARTNERS L.P., AS
                               SYNDICATION AGENT.


                               Name of Institution:

                               AVALON CAPITAL LTD.
                               By: INVESCO Senior Secured Management, Inc.
                                   As Portfolio Advisor
                               -----------------------------------

                               by /s/ GREGORY STOECKLE

                                 ------------------------
                                 Name:    Gregory Stoeckle
                                 Title:   Authorized Signatory

                               SIGNATURE PAGE TO THE AMENDMENT AND
                               RESTATEMENT AGREEMENT, DATED AS OF FEBRUARY
                               21, 2003, IN RESPECT OF THE CREDIT
                               AGREEMENT, DATED MAY 17, 2001, AMONG IMC
                               GLOBAL, INC., THE BORROWING SUBSIDIARIES
                               PARTY THERETO, THE LENDERS PARTY THERETO,
                               JPMORGAN CHASE BANK (SUCCESSOR TO THE CHASE
                               MANHATTAN BANK), AS ADMINISTRATIVE AGENT,
                               AND GOLDMAN SACHS CREDIT PARTNERS L.P., AS
                               SYNDICATION AGENT.


                               Name of Institution:

                               AVALON CAPITAL LTD. 2
                               By: INVESCO Senior Secured Management, Inc.
                                   As Portfolio Advisior
                               -----------------------------------

                               by  /s/ GREGORY STOECKLE

                                 ------------------------
                                 Name:    Gregory Stoeckle
                                 Title:   Authorized Signatory

                               SIGNATURE PAGE TO THE AMENDMENT AND
                               RESTATEMENT AGREEMENT, DATED AS OF FEBRUARY
                               21, 2003, IN RESPECT OF THE CREDIT
                               AGREEMENT, DATED MAY 17, 2001, AMONG IMC
                               GLOBAL, INC., THE BORROWING SUBSIDIARIES
                               PARTY THERETO, THE LENDERS PARTY THERETO,
                               JPMORGAN CHASE BANK (SUCCESSOR TO THE CHASE
                               MANHATTAN BANK), AS ADMINISTRATIVE AGENT,
                               AND GOLDMAN SACHS CREDIT PARTNERS L.P., AS
                               SYNDICATION AGENT.


                               Name of Institution:

                               CERES II FINANCE LTD.
                               By: INVESCO Senior Secured Management, Inc.
                                   As Sub-Managing Agent (Financial)
                               -----------------------------------

                               by /s/ GREGORY STOECKLE

                                 ------------------------
                                 Name:   Gregory Stoeckle
                                 Title:  Authorized Signatory

                               SIGNATURE PAGE TO THE AMENDMENT AND
                               RESTATEMENT AGREEMENT, DATED AS OF FEBRUARY
                               21, 2003, IN RESPECT OF THE CREDIT
                               AGREEMENT, DATED MAY 17, 2001, AMONG IMC
                               GLOBAL, INC., THE BORROWING SUBSIDIARIES
                               PARTY THERETO, THE LENDERS PARTY THERETO,
                               JPMORGAN CHASE BANK (SUCCESSOR TO THE CHASE
                               MANHATTAN BANK), AS ADMINISTRATIVE AGENT,
                               AND GOLDMAN SACHS CREDIT PARTNERS L.P., AS
                               SYNDICATION AGENT.


                               Name of Institution:

                               OASIS COLLATERALIZED HIGH INCOME
                               PORTFOLIOS-I, LTD.
                               By: INVESCO Senior Secured Management, Inc. As Subadvisor

                               -----------------------------------

                               by /s/ GREGORY STOECKLE

                                 ------------------------
                                 Name:   Gregory Stoeckle
                                 Title:  Authorized Signatory

                               SIGNATURE PAGE TO THE AMENDMENT AND
                               RESTATEMENT AGREEMENT, DATED AS OF FEBRUARY
                               21, 2003, IN RESPECT OF THE CREDIT
                               AGREEMENT, DATED MAY 17, 2001, AMONG IMC
                               GLOBAL, INC., THE BORROWING SUBSIDIARIES
                               PARTY THERETO, THE LENDERS PARTY THERETO,
                               JPMORGAN CHASE BANK (SUCCESSOR TO THE CHASE
                               MANHATTAN BANK), AS ADMINISTRATIVE AGENT,
                               AND GOLDMAN SACHS CREDIT PARTNERS L.P., AS
                               SYNDICATION AGENT.


                               Name of Institution:

                               CHARTER VIEW PORTFOLIO
                               By: INVESCO Senior Secured Management, Inc.
                                   As Investment Advisor

                               -----------------------------------

                               by /s/ GREGORY STOECKLE

                                 ------------------------
                                 Name:   Gregory Stoeckle
                                 Title:  Authorized Signatory

                               SIGNATURE PAGE TO THE AMENDMENT AND
                               RESTATEMENT AGREEMENT, DATED AS OF FEBRUARY
                               21, 2003, IN RESPECT OF THE CREDIT
                               AGREEMENT, DATED MAY 17, 2001, AMONG IMC
                               GLOBAL, INC., THE BORROWING SUBSIDIARIES
                               PARTY THERETO, THE LENDERS PARTY THERETO,
                               JPMORGAN CHASE BANK (SUCCESSOR TO THE CHASE
                               MANHATTAN BANK), AS ADMINISTRATIVE AGENT,
                               AND GOLDMAN SACHS CREDIT PARTNERS L.P., AS
                               SYNDICATION AGENT.


                               Name of Institution:

                               DIVERSIFIED CREDIT PORTFOLIO LTD.
                               By: INVESCO Senior Secured Management, INC.
                                   as Investment Advisor
                               -----------------------------------

                               by /s/ GREGORY STOECKLE

                                 ------------------------
                                 Name:   Gregory Stoeckle
                                 Title:  Authorized Signatory

                               SIGNATURE PAGE TO THE AMENDMENT AND
                               RESTATEMENT AGREEMENT, DATED AS OF FEBRUARY
                               21, 2003, IN RESPECT OF THE CREDIT
                               AGREEMENT, DATED MAY 17, 2001, AMONG IMC
                               GLOBAL, INC., THE BORROWING SUBSIDIARIES
                               PARTY THERETO, THE LENDERS PARTY THERETO,
                               JPMORGAN CHASE BANK (SUCCESSOR TO THE CHASE
                               MANHATTAN BANK), AS ADMINISTRATIVE AGENT,
                               AND GOLDMAN SACHS CREDIT PARTNERS L.P., AS
                               SYNDICATION AGENT.


                               Name of Institution:

                               AIM FLOATING RATE FUND
                               By: INVESCO Senior Secured Management, Inc.
                                   As Attorney in fact
                               -----------------------------------

                               by /s/ GREGORY STOECKLE

                                 ------------------------
                                 Name:   Gregory Stoeckle
                                 Title:  Authorized Signatory

                               SIGNATURE PAGE TO THE AMENDMENT AND
                               RESTATEMENT AGREEMENT, DATED AS OF FEBRUARY
                               21, 2003, IN RESPECT OF THE CREDIT
                               AGREEMENT, DATED MAY 17, 2001, AMONG IMC
                               GLOBAL, INC., THE BORROWING SUBSIDIARIES
                               PARTY THERETO, THE LENDERS PARTY THERETO,
                               JPMORGAN CHASE BANK (SUCCESSOR TO THE CHASE
                               MANHATTAN BANK), AS ADMINISTRATIVE AGENT,
                               AND GOLDMAN SACHS CREDIT PARTNERS L.P., AS
                               SYNDICATION AGENT.


                               Name of Institution:

                               INVESCO CBO 2001-1 LTD.
                               By: INVESCO Senior Secured Management, Inc.
                                   As Portfolio Advisor
                               -----------------------------------

                               by /s/ GREGORY STOECKLE

                                 ------------------------
                                 Name:   Gregory Stoeckle
                                 Title:  Authorized Signatory

                               SIGNATURE PAGE TO THE AMENDMENT AND
                               RESTATEMENT AGREEMENT, DATED AS OF FEBRUARY
                               21, 2003, IN RESPECT OF THE CREDIT
                               AGREEMENT, DATED MAY 17, 2001, AMONG IMC
                               GLOBAL, INC., THE BORROWING SUBSIDIARIES
                               PARTY THERETO, THE LENDERS PARTY THERETO,
                               JPMORGAN CHASE BANK (SUCCESSOR TO THE CHASE
                               MANHATTAN BANK), AS ADMINISTRATIVE AGENT,
                               AND GOLDMAN SACHS CREDIT PARTNERS L.P., AS
                               SYNDICATION AGENT.


                               Name of Institution:

                               INVESCO EUROPEAN CDO I S.A.
                               By: INVESCO Senior Secured Management, Inc.
                                   As Collateral Manager
                               -----------------------------------

                               by /s/ GREGORY STOECKLE

                                 ------------------------
                                 Name:   Gregory Stoeckle
                                 Title:  Authorized Signatory

                               SIGNATURE PAGE TO THE AMENDMENT AND
                               RESTATEMENT AGREEMENT, DATED AS OF FEBRUARY
                               21, 2003, IN RESPECT OF THE CREDIT
                               AGREEMENT, DATED MAY 17, 2001, AMONG IMC
                               GLOBAL, INC., THE BORROWING SUBSIDIARIES
                               PARTY THERETO, THE LENDERS PARTY THERETO,
                               JPMORGAN CHASE BANK (SUCCESSOR TO THE CHASE
                               MANHATTAN BANK), AS ADMINISTRATIVE AGENT,
                               AND GOLDMAN SACHS CREDIT PARTNERS L.P., AS
                               SYNDICATION AGENT.


                               Name of Institution:

                               SEQUILS-LIBERTY, LTD.
                               -----------------------------------
                               By: INVESCO Senior Secured Management, Inc.
                                   As Collateral Manager
                               -----------------------------------

                               by /s/ GREGORY STOECKLE

                                 ------------------------
                                 Name:   Gregory Stoeckle
                                 Title:  Authorized Signatory

                               SIGNATURE PAGE TO THE AMENDMENT AND
                               RESTATEMENT AGREEMENT, DATED AS OF FEBRUARY
                               21, 2003, IN RESPECT OF THE CREDIT
                               AGREEMENT, DATED MAY 17, 2001, AMONG IMC
                               GLOBAL, INC., THE BORROWING SUBSIDIARIES
                               PARTY THERETO, THE LENDERS PARTY THERETO,
                               JPMORGAN CHASE BANK (SUCCESSOR TO THE CHASE
                               MANHATTAN BANK), AS ADMINISTRATIVE AGENT,
                               AND GOLDMAN SACHS CREDIT PARTNERS L.P., AS
                               SYNDICATION AGENT.


                               Name of Institution:

                               SARATOGA CLO I LIMITED
                               -----------------------------------
                               By: INVESCO Senior Secured  Management, Inc.
                                   As Asset Manager
                               -----------------------------------

                               by /s/ GREGORY STOECKLE

                                 ------------------------
                                 Name:   Gregory Stoeckle
                                 Title:  Authorized Signatory

                               SIGNATURE PAGE TO THE AMENDMENT AND
                               RESTATEMENT AGREEMENT, DATED AS OF FEBRUARY
                               21, 2003, IN RESPECT OF THE CREDIT
                               AGREEMENT, DATED MAY 17, 2001, AMONG IMC
                               GLOBAL, INC., THE BORROWING SUBSIDIARIES
                               PARTY THERETO, THE LENDERS PARTY THERETO,
                               JPMORGAN CHASE BANK (SUCCESSOR TO THE CHASE
                               MANHATTAN BANK), AS ADMINISTRATIVE AGENT,
                               AND GOLDMAN SACHS CREDIT PARTNERS L.P., AS
                               SYNDICATION AGENT.


                               Name of Institution:

                               Royal Bank of Canada
                               -----------------------------------

                               by /s/ [ILLEGIBLE]
                                 ------------------------
                                 Name:    [illegible]
                                 Title:   Manager

                               SIGNATURE PAGE TO THE AMENDMENT AND
                               RESTATEMENT AGREEMENT, DATED AS OF FEBRUARY
                               21, 2003, IN RESPECT OF THE CREDIT
                               AGREEMENT, DATED MAY 17, 2001, AMONG IMC
                               GLOBAL, INC., THE BORROWING SUBSIDIARIES
                               PARTY THERETO, THE LENDERS PARTY THERETO,
                               JPMORGAN CHASE BANK (SUCCESSOR TO THE CHASE
                               MANHATTAN BANK), AS ADMINISTRATIVE AGENT,
                               AND GOLDMAN SACHS CREDIT PARTNERS L.P., AS
                               SYNDICATION AGENT.


                               Name of Institution:

                               OAK HILL SECURITIES FUND, L.P.
                               -----------------------------------
                               By: Oak Hill Securities GenPar, L.P.
                                   its General Partner

                               By: Oak Hill Securities [Illegible], Inc.
                                   its General Partner
                               -----------------------------------

                               by
                                   /s/ SCOTT D. KRASE
                                 ------------------------
                                 Name:    SCOTT D. KRASE
                                 Title:   Authorized Signatory

                               SIGNATURE PAGE TO THE AMENDMENT AND
                               RESTATEMENT AGREEMENT, DATED AS OF FEBRUARY
                               21, 2003, IN RESPECT OF THE CREDIT
                               AGREEMENT, DATED MAY 17, 2001, AMONG IMC
                               GLOBAL, INC., THE BORROWING SUBSIDIARIES
                               PARTY THERETO, THE LENDERS PARTY THERETO,
                               JPMORGAN CHASE BANK (SUCCESSOR TO THE CHASE
                               MANHATTAN BANK), AS ADMINISTRATIVE AGENT,
                               AND GOLDMAN SACHS CREDIT PARTNERS L.P., AS
                               SYNDICATION AGENT.

                               Name of Institution:

                               OAK HILL SECURITIES FUND II, L.P.
                               -----------------------------------
                               By: Oak Hill Securities GenPar, L.P.
                                   its General Partner

                               By: Oak Hill Securities [Illegible], Inc.
                                   its General Partner
                               -----------------------------------

                               by
                                   /s/ SCOTT D. KRASE
                                 ------------------------
                                 Name:    SCOTT D. KRASE
                                 Title:   Authorized Signatory

                               SIGNATURE PAGE TO THE AMENDMENT AND
                               RESTATEMENT AGREEMENT, DATED AS OF FEBRUARY
                               21, 2003, IN RESPECT OF THE CREDIT
                               AGREEMENT, DATED MAY 17, 2001, AMONG IMC
                               GLOBAL, INC., THE BORROWING SUBSIDIARIES
                               PARTY THERETO, THE LENDERS PARTY THERETO,
                               JPMORGAN CHASE BANK (SUCCESSOR TO THE CHASE
                               MANHATTAN BANK), AS ADMINISTRATIVE AGENT,
                               AND GOLDMAN SACHS CREDIT PARTNERS L.P., AS
                               SYNDICATION AGENT.


                               Name of Institution:

                               OAK HILL CREDIT PARTNERS I, LIMITED
                               -----------------------------------
                               By: Oak Hill CLO Management I, LLC
                                   as Investment Manager
                               -----------------------------------


                               by  /s/ SCOTT D. KRASE
                                 ------------------------
                                 Name:    SCOTT D. KRASE
                                 Title:   Authorized Signatory

                               SIGNATURE PAGE TO THE AMENDMENT AND
                               RESTATEMENT AGREEMENT, DATED AS OF FEBRUARY
                               21, 2003, IN RESPECT OF THE CREDIT
                               AGREEMENT, DATED MAY 17, 2001, AMONG IMC
                               GLOBAL, INC., THE BORROWING SUBSIDIARIES
                               PARTY THERETO, THE LENDERS PARTY THERETO,
                               JPMORGAN CHASE BANK (SUCCESSOR TO THE CHASE
                               MANHATTAN BANK), AS ADMINISTRATIVE AGENT,
                               AND GOLDMAN SACHS CREDIT PARTNERS L.P., AS
                               SYNDICATION AGENT.


                               Name of Institution:

                               The Sumitomo Trust & Banking Co., Ltd.
                               New York Branch
                               -----------------------------------

                               by
                                   /s/ ELIZABETH A. QUIRK
                                 ------------------------
                                 Name:    ELIZABETH A. QUIRK
                                 Title:   VICE PRESIDENT

                               SIGNATURE PAGE TO THE AMENDMENT AND
                               RESTATEMENT AGREEMENT, DATED AS OF FEBRUARY
                               21, 2003, IN RESPECT OF THE CREDIT
                               AGREEMENT, DATED MAY 17, 2001, AMONG IMC
                               GLOBAL, INC., THE BORROWING SUBSIDIARIES
                               PARTY THERETO, THE LENDERS PARTY THERETO,
                               JPMORGAN CHASE BANK (SUCCESSOR TO THE CHASE
                               MANHATTAN BANK), AS ADMINISTRATIVE AGENT,
                               AND GOLDMAN SACHS CREDIT PARTNERS L.P., AS
                               SYNDICATION AGENT.


                               Name of Institution:

                               Highland Legacy Limited (IV)
                               By: Highland Capital Management , L.P.
                                   As Collateral Manager
                               -----------------------------------

                               by
                                   /s/ MARK OKEDA
                                 ------------------------
                                 Name:   Mark Okeda
                                 Title:  Chief Investment Officer
                                         Highland Capital Management, L.P.

                               SIGNATURE PAGE TO THE AMENDMENT AND
                               RESTATEMENT AGREEMENT, DATED AS OF FEBRUARY
                               21, 2003, IN RESPECT OF THE CREDIT
                               AGREEMENT, DATED MAY 17, 2001, AMONG IMC
                               GLOBAL, INC., THE BORROWING SUBSIDIARIES
                               PARTY THERETO, THE LENDERS PARTY THERETO,
                               JPMORGAN CHASE BANK (SUCCESSOR TO THE CHASE
                               MANHATTAN BANK), AS ADMINISTRATIVE AGENT,
                               AND GOLDMAN SACHS CREDIT PARTNERS L.P., AS
                               SYNDICATION AGENT.


                               Name of Institution:

                               Highland Loan Funding V Ltd. Collateral Manager
                               By:  Highland Capital Management L.P.
                                    [Illegible]
                               -----------------------------------


                               by /s/ MARK OKEDA
                               -----------------------------------
                                 Name:   MARK OKEDA
                                 Title:  Chief Investment Officer
                                         Highland Capital Management, L.P.

                               SIGNATURE PAGE TO THE AMENDMENT AND
                               RESTATEMENT AGREEMENT, DATED AS OF FEBRUARY
                               21, 2003, IN RESPECT OF THE CREDIT
                               AGREEMENT, DATED MAY 17, 2001, AMONG IMC
                               GLOBAL, INC., THE BORROWING SUBSIDIARIES
                               PARTY THERETO, THE LENDERS PARTY THERETO,
                               JPMORGAN CHASE BANK (SUCCESSOR TO THE CHASE
                               MANHATTAN BANK), AS ADMINISTRATIVE AGENT,
                               AND GOLDMAN SACHS CREDIT PARTNERS L.P., AS
                               SYNDICATION AGENT.


                               Name of Institution:

                               Highland Loan Funding V Ltd.
                               -----------------------------------
                               By: Highland Capital Management L.P.
                               As Collateral Manager
                               -----------------------------------

                               by
                                   /s/ MARK OKEDA
                                 ------------------------
                                 Name:  MARK OKEDA
                                 Title: Chief Investment Officer
                                        Highlad Capital Managment, L.P.

                               SIGNATURE PAGE TO THE AMENDMENT AND
                               RESTATEMENT AGREEMENT, DATED AS OF FEBRUARY
                               21, 2003, IN RESPECT OF THE CREDIT
                               AGREEMENT, DATED MAY 17, 2001, AMONG IMC
                               GLOBAL, INC., THE BORROWING SUBSIDIARIES
                               PARTY THERETO, THE LENDERS PARTY THERETO,
                               JPMORGAN CHASE BANK (SUCCESSOR TO THE CHASE
                               MANHATTAN BANK), AS ADMINISTRATIVE AGENT,
                               AND GOLDMAN SACHS CREDIT PARTNERS L.P., AS
                               SYNDICATION AGENT.


                               Name of Institution:

                               STEIN ROE & FARNHAM CLO I LTD.
                               -----------------------------------

                               By: STEIN ROE & FARNHAM
                                   INCORPORATED, AS PORTFOLIO
                                   MANAGER
                               -----------------------------------


                               by JAMES R. FELLOWS
                               -----------------------------------
                                 Name:   James R. Fellows
                                 Title:  Sr. Vice President & Portfolio
                                         Manager

                               SIGNATURE PAGE TO THE AMENDMENT AND
                               RESTATEMENT AGREEMENT, DATED AS OF FEBRUARY
                               21, 2003, IN RESPECT OF THE CREDIT
                               AGREEMENT, DATED MAY 17, 2001, AMONG IMC
                               GLOBAL, INC., THE BORROWING SUBSIDIARIES
                               PARTY THERETO, THE LENDERS PARTY THERETO,
                               JPMORGAN CHASE BANK (SUCCESSOR TO THE CHASE
                               MANHATTAN BANK), AS ADMINISTRATIVE AGENT,
                               AND GOLDMAN SACHS CREDIT PARTNERS L.P., AS
                               SYNDICATION AGENT.


                               Name of Institution:

                               EMERALD ORCHARD LIMITED
                               -----------------------------------

                               by
                                   /s/ SUSAN K. STRONG
                                 ------------------------
                                 Name:   SUSAN K. STRONG
                                 Title:  ATTORNEY IN FACT

                               SIGNATURE PAGE TO THE AMENDMENT AND
                               RESTATEMENT AGREEMENT, DATED AS OF FEBRUARY
                               21, 2003, IN RESPECT OF THE CREDIT
                               AGREEMENT, DATED MAY 17, 2001, AMONG IMC
                               GLOBAL, INC., THE BORROWING SUBSIDIARIES
                               PARTY THERETO, THE LENDERS PARTY THERETO,
                               JPMORGAN CHASE BANK (SUCCESSOR TO THE CHASE
                               MANHATTAN BANK), AS ADMINISTRATIVE AGENT,
                               AND GOLDMAN SACHS CREDIT PARTNERS L.P., AS
                               SYNDICATION AGENT.


                               Name of Institution:

                               The Governor & Company of the Bank of Ireland
                               -----------------------------------

                               by
                                   /s/ GERALDINE HANNON
                                 ------------------------
                                 Name:    Geraldine Hannon
                                 Title:   Authorized Signatory

                                   /s/ MAURICE FITZGERALD
                                 ------------------------
                                 Name:    Maurice Fitzgerald
                                 Title:   Authorized Signatory

                               SIGNATURE PAGE TO THE AMENDMENT AND
                               RESTATEMENT AGREEMENT, DATED AS OF FEBRUARY
                               21, 2003, IN RESPECT OF THE CREDIT
                               AGREEMENT, DATED MAY 17, 2001, AMONG IMC
                               GLOBAL, INC., THE BORROWING SUBSIDIARIES
                               PARTY THERETO, THE LENDERS PARTY THERETO,
                               JPMORGAN CHASE BANK (SUCCESSOR TO THE CHASE
                               MANHATTAN BANK), AS ADMINISTRATIVE AGENT,
                               AND GOLDMAN SACHS CREDIT PARTNERS L.P., AS
                               SYNDICATION AGENT.


                               Name of Institution:

                                   KZH Pamco LLC
                               -----------------------------------

                               by
                                  /s/ ANTHONY IARROBINO
                                 ------------------------
                                 Name:    ANTHONY IARROBINO
                                 Title:   AUTHORIZED AGENT

                               SIGNATURE PAGE TO THE AMENDMENT AND
                               RESTATEMENT AGREEMENT, DATED AS OF FEBRUARY
                               21, 2003, IN RESPECT OF THE CREDIT
                               AGREEMENT, DATED MAY 17, 2001, AMONG IMC
                               GLOBAL, INC., THE BORROWING SUBSIDIARIES
                               PARTY THERETO, THE LENDERS PARTY THERETO,
                               JPMORGAN CHASE BANK (SUCCESSOR TO THE CHASE
                               MANHATTAN BANK), AS ADMINISTRATIVE AGENT,
                               AND GOLDMAN SACHS CREDIT PARTNERS L.P., AS
                               SYNDICATION AGENT.


                               Name of Institution:

                               KZH Cypress Tree-1 LLC
                               -----------------------------------

                               by
                                   /s/  ANTHONY IARROBINO
                                 ------------------------
                                 Name:   ANTHONY IARROBINO
                                 Title:  AUTHORIZED AGENT

                               SIGNATURE PAGE TO THE AMENDMENT AND
                               RESTATEMENT AGREEMENT, DATED AS OF FEBRUARY
                               21, 2003, IN RESPECT OF THE CREDIT
                               AGREEMENT, DATED MAY 17, 2001, AMONG IMC
                               GLOBAL, INC., THE BORROWING SUBSIDIARIES
                               PARTY THERETO, THE LENDERS PARTY THERETO,
                               JPMORGAN CHASE BANK (SUCCESSOR TO THE CHASE
                               MANHATTAN BANK), AS ADMINISTRATIVE AGENT,
                               AND GOLDMAN SACHS CREDIT PARTNERS L.P., AS
                               SYNDICATION AGENT.


                               Name of Institution:

                               KZH ING-2 LLC
                               -----------------------------------

                               by
                                   /s/  ANTHONY IARROBINO
                                 ------------------------
                                 Name:   ANTHONY IARROBINO
                                 Title:  AUTHORIZED AGENT

                               SIGNATURE PAGE TO THE AMENDMENT AND
                               RESTATEMENT AGREEMENT, DATED AS OF FEBRUARY
                               21, 2003, IN RESPECT OF THE CREDIT
                               AGREEMENT, DATED MAY 17, 2001, AMONG IMC
                               GLOBAL, INC., THE BORROWING SUBSIDIARIES
                               PARTY THERETO, THE LENDERS PARTY THERETO,
                               JPMORGAN CHASE BANK (SUCCESSOR TO THE CHASE
                               MANHATTAN BANK), AS ADMINISTRATIVE AGENT,
                               AND GOLDMAN SACHS CREDIT PARTNERS L.P., AS
                               SYNDICATION AGENT.


                               Name of Institution:

                               KZH Soleil LLC
                               -----------------------------------

                               by
                                   /s/  ANTHONY IARROBINO
                                 ------------------------
                                 Name:   ANTHONY IARROBINO
                                 Title:  AUTHORIZED AGENT

                               SIGNATURE PAGE TO THE AMENDMENT AND
                               RESTATEMENT AGREEMENT, DATED AS OF FEBRUARY
                               21, 2003, IN RESPECT OF THE CREDIT
                               AGREEMENT, DATED MAY 17, 2001, AMONG IMC
                               GLOBAL, INC., THE BORROWING SUBSIDIARIES
                               PARTY THERETO, THE LENDERS PARTY THERETO,
                               JPMORGAN CHASE BANK (SUCCESSOR TO THE CHASE
                               MANHATTAN BANK), AS ADMINISTRATIVE AGENT,
                               AND GOLDMAN SACHS CREDIT PARTNERS L.P., AS
                               SYNDICATION AGENT.


                               Name of Institution:

                               KZH Soleil-2 LLC
                               -----------------------------------

                               by
                                   /s/  ANTHONY IARROBINO
                                 ------------------------
                                 Name:   ANTHONY IARROBINO
                                 Title:  AUTHORIZED AGENT

                               SIGNATURE PAGE TO THE AMENDMENT AND RESTATEMENT AGREEMENT, DATED AS OF FEBRUARY 21, 2003, IN RESPECT OF THE CREDIT AGREEMENT, DATED MAY
                               17, 2001, AMONG IMC GLOBAL, INC., THE
                               BORROWING SUBSIDIARIES PARTY THERETO, THE
                               LENDERS PARTY THERETO, JPMORGAN CHASE BANK
                               (SUCCESSOR TO THE CHASE MANHATTAN BANK), AS
                               ADMINISTRATIVE AGENT, AND GOLDMAN SACHS
                               CREDIT PARTNERS L.P., AS SYNDICATION AGENT.


                               Name of Institution:

                               KZH STARLING LLC
                               -----------------------------------

                               by
                                   /s/  ANTHONY IARRBINO
                                 ------------------------
                                 Name:   ANTHONY IARROBINO
                                 Title:  AUTHORIZED AGENT

                               SIGNATURE PAGE TO THE AMENDMENT AND
                               RESTATEMENT AGREEMENT, DATED AS OF FEBRUARY
                               21, 2003, IN RESPECT OF THE CREDIT
                               AGREEMENT, DATED MAY 17, 2001, AMONG IMC
                               GLOBAL, INC., THE BORROWING SUBSIDIARIES
                               PARTY THERETO, THE LENDERS PARTY THERETO,
                               JPMORGAN CHASE BANK (SUCCESSOR TO THE CHASE
                               MANHATTAN BANK), AS ADMINISTRATIVE AGENT,
                               AND GOLDMAN SACHS CREDIT PARTNERS L.P., AS
                               SYNDICATION AGENT.


                               Name of Institution:

                               SIERRA CLO I. LTD
                               -----------------------------------

                               by
                                   /s/ [ILLEGIBLE]
                                 ------------------------
                                 Name:
                                 Title:

                               SIGNATURE PAGE TO THE AMENDMENT AND
                               RESTATEMENT AGREEMENT, DATED AS OF FEBRUARY
                               21, 2003, IN RESPECT OF THE CREDIT
                               AGREEMENT, DATED MAY 17, 2001, AMONG IMC
                               GLOBAL, INC., THE BORROWING SUBSIDIARIES
                               PARTY THERETO, THE LENDERS PARTY THERETO,
                               JPMORGAN CHASE BANK (SUCCESSOR TO THE CHASE
                               MANHATTAN BANK), AS ADMINISTRATIVE AGENT,
                               AND GOLDMAN SACHS CREDIT PARTNERS L.P., AS
                               SYNDICATION AGENT.


                               Name of Institution:

                               Protective Life Insurance Company
                               -----------------------------------

                               by
                                   /s/ DIANE S. GRISWOLD
                                 ------------------------
                                 Name:    Diane S. Griswold
                                 Title:   AVP

                               SIGNATURE PAGE TO THE AMENDMENT AND
                               RESTATEMENT AGREEMENT, DATED AS OF FEBRUARY
                               21, 2003, IN RESPECT OF THE CREDIT
                               AGREEMENT, DATED MAY 17, 2001, AMONG IMC
                               GLOBAL, INC., THE BORROWING SUBSIDIARIES
                               PARTY THERETO, THE LENDERS PARTY THERETO,
                               JPMORGAN CHASE BANK (SUCCESSOR TO THE CHASE
                               MANHATTAN BANK), AS ADMINISTRATIVE AGENT,
                               AND GOLDMAN SACHS CREDIT PARTNERS L.P., AS
                               SYNDICATION AGENT.


                               Name of Institution:

                               Seneca CBO IV, Limited
                               -----------------------------------
                               by Seneca Capital Management as
                               Portfolio Manager
                               -----------------------------------

                               by
                                   /s/ WARREN GOODRICH
                                 ------------------------
                                 Name:    Warren Goodrich
                                 Title:   Authorized Officer / Analyst

                               SIGNATURE PAGE TO THE AMENDMENT AND
                               RESTATEMENT AGREEMENT, DATED AS OF FEBRUARY
                               21, 2003, IN RESPECT OF THE CREDIT
                               AGREEMENT, DATED MAY 17, 2001, AMONG IMC
                               GLOBAL, INC., THE BORROWING SUBSIDIARIES
                               PARTY THERETO, THE LENDERS PARTY THERETO,
                               JPMORGAN CHASE BANK (SUCCESSOR TO THE CHASE
                               MANHATTAN BANK), AS ADMINISTRATIVE AGENT,
                               AND GOLDMAN SACHS CREDIT PARTNERS L.P., AS
                               SYNDICATION AGENT.


                               Name of Institution:

                               Hanover Square CLO Ltd.
                               -----------------------------------
                               By: Blackstone Debt Advisors L.P.
                               As Collateral Manager
                               -----------------------------------

                               by
                                   /s/ DEAN T. CRIARES
                                 ------------------------
                                 Name:    DEAN T. CRIARES
                                 Title:   Managing Director

                               SIGNATURE PAGE TO THE AMENDMENT AND
                               RESTATEMENT AGREEMENT, DATED AS OF FEBRUARY
                               21, 2003, IN RESPECT OF THE CREDIT
                               AGREEMENT, DATED MAY 17, 2001, AMONG IMC
                               GLOBAL, INC., THE BORROWING SUBSIDIARIES
                               PARTY THERETO, THE LENDERS PARTY THERETO,
                               JPMORGAN CHASE BANK (SUCCESSOR TO THE CHASE
                               MANHATTAN BANK), AS ADMINISTRATIVE AGENT,
                               AND GOLDMAN SACHS CREDIT PARTNERS L.P., AS
                               SYNDICATION AGENT.


                               Name of Institution:

                               Textron Financial Corporation
                               -----------------------------------

                               by
                                   /s/ MATTHEW J. COLGAN
                                 ------------------------
                                 Name:    Matthew J. Colgan
                                 Title:   Vice President

                               SIGNATURE PAGE TO THE AMENDMENT AND
                               RESTATEMENT AGREEMENT, DATED AS OF FEBRUARY
                               21, 2003, IN RESPECT OF THE CREDIT
                               AGREEMENT, DATED MAY 17, 2001, AMONG IMC
                               GLOBAL, INC., THE BORROWING SUBSIDIARIES
                               PARTY THERETO, THE LENDERS PARTY THERETO,
                               JPMORGAN CHASE BANK (SUCCESSOR TO THE CHASE
                               MANHATTAN BANK), AS ADMINISTRATIVE AGENT,
                               AND GOLDMAN SACHS CREDIT PARTNERS L.P., AS
                               SYNDICATION AGENT.


                               Name of Institution:

                               AIMCO CLO SERIES 2001-A
                               -----------------------------------

                               by
                                   /s/ CHRIS GOERGEN
                                 ------------------------
                                 Name:    CHRIS GOERGEN
                                 Title:   Authorized Signatory

                               by
                                   /s/ JERRY D. ZINKULA
                                 ------------------------
                                 Name:    JERRY D. ZINKULA
                                 Title:   Authorized Signatory

                               SIGNATURE PAGE TO THE AMENDMENT AND
                               RESTATEMENT AGREEMENT, DATED AS OF FEBRUARY
                               21, 2003, IN RESPECT OF THE CREDIT
                               AGREEMENT, DATED MAY 17, 2001, AMONG IMC
                               GLOBAL, INC., THE BORROWING SUBSIDIARIES
                               PARTY THERETO, THE LENDERS PARTY THERETO,
                               JPMORGAN CHASE BANK (SUCCESSOR TO THE CHASE
                               MANHATTAN BANK), AS ADMINISTRATIVE AGENT,
                               AND GOLDMAN SACHS CREDIT PARTNERS L.P., AS
                               SYNDICATION AGENT.


                               Name of Institution:

                               ALLSTATE LIFE INSURANCE COMPANY
                               -----------------------------------

                               by
                                   /s/ CHRIS GOERGEN
                                 ------------------------
                                 Name:    CHRIS GOERGEN
                                 Title:   Authorized Signatory

                               by
                                   /s/ JERRY D. ZINKULA
                                 ------------------------
                                 Name:    JERRY D. ZINKULA
                                 Title:   Authorized Signatory

                               SIGNATURE PAGE TO THE AMENDMENT AND
                               RESTATEMENT AGREEMENT, DATED AS OF FEBRUARY
                               21, 2003, IN RESPECT OF THE CREDIT
                               AGREEMENT, DATED MAY 17, 2001, AMONG IMC
                               GLOBAL, INC., THE BORROWING SUBSIDIARIES
                               PARTY THERETO, THE LENDERS PARTY THERETO,
                               JPMORGAN CHASE BANK (SUCCESSOR TO THE CHASE
                               MANHATTAN BANK), AS ADMINISTRATIVE AGENT,
                               AND GOLDMAN SACHS CREDIT PARTNERS L.P., AS
                               SYNDICATION AGENT.


                               Name of Institution:

                               Centurion [Illegible], Ltd.
                               By: American Express Asset Management Group,
                                   Inc.
                                   as Collateral Manager
                               -----------------------------------

                               by
                                   /s/ LEANNE STAVRAKIS
                                 ------------------------
                                 Name:    Leanne Stavrakis
                                 Title:   Director - Operations

                               SIGNATURE PAGE TO THE AMENDMENT AND
                               RESTATEMENT AGREEMENT, DATED AS OF FEBRUARY
                               21, 2003, IN RESPECT OF THE CREDIT
                               AGREEMENT, DATED MAY 17, 2001, AMONG IMC
                               GLOBAL, INC., THE BORROWING SUBSIDIARIES
                               PARTY THERETO, THE LENDERS PARTY THERETO,
                               JPMORGAN CHASE BANK (SUCCESSOR TO THE CHASE
                               MANHATTAN BANK), AS ADMINISTRATIVE AGENT,
                               AND GOLDMAN SACHS CREDIT PARTNERS L.P., AS
                               SYNDICATION AGENT.


                               Name of Institution:

                               Sequila-Centurion V, Ltd.
                               -----------------------------------

                               By: American Express Asset Management Group, Inc.
                                   as Collateral Manager
                               -----------------------------------

                               by
                                   /s/ LEANNE STAVRAKIS
                                 ------------------------
                                 Name:     Leanne Stavrakis
                                 Title:    Director - Operations

                               SIGNATURE PAGE TO THE AMENDMENT AND
                               RESTATEMENT AGREEMENT, DATED AS OF FEBRUARY
                               21, 2003, IN RESPECT OF THE CREDIT
                               AGREEMENT, DATED MAY 17, 2001, AMONG IMC
                               GLOBAL, INC., THE BORROWING SUBSIDIARIES
                               PARTY THERETO, THE LENDERS PARTY THERETO,
                               JPMORGAN CHASE BANK (SUCCESSOR TO THE CHASE
                               MANHATTAN BANK), AS ADMINISTRATIVE AGENT,
                               AND GOLDMAN SACHS CREDIT PARTNERS L.P., AS
                               SYNDICATION AGENT.


                               Name of Institution:

                               [illegible]
                               -----------------------------------

                               by
                                   /s/ LEANNE STAVRAKIS
                                 ------------------------
                                 Name:     Leanne Stavrakis
                                 Title:    Director - Operations

                               SIGNATURE PAGE TO THE AMENDMENT AND
                               RESTATEMENT AGREEMENT, DATED AS OF FEBRUARY
                               21, 2003, IN RESPECT OF THE CREDIT
                               AGREEMENT, DATED MAY 17, 2001, AMONG IMC
                               GLOBAL, INC., THE BORROWING SUBSIDIARIES
                               PARTY THERETO, THE LENDERS PARTY THERETO,
                               JPMORGAN CHASE BANK (SUCCESSOR TO THE CHASE
                               MANHATTAN BANK), AS ADMINISTRATIVE AGENT,
                               AND GOLDMAN SACHS CREDIT PARTNERS L.P., AS
                               SYNDICATION AGENT.


                               Name of Institution:

                               SENIOR DEBT PORTFOLIO
                               By: Boston Management and Research
                                   as Investment Advisor
                               -----------------------------------

                               by
                                   /s/ SCOTT H. PAGE
                                 ------------------------
                                 Name:    SCOTT H. PAGE
                                 Title:   VICE PRESIDENT

                               SIGNATURE PAGE TO THE AMENDMENT AND
                               RESTATEMENT AGREEMENT, DATED AS OF FEBRUARY
                               21, 2003, IN RESPECT OF THE CREDIT
                               AGREEMENT, DATED MAY 17, 2001, AMONG IMC
                               GLOBAL, INC., THE BORROWING SUBSIDIARIES
                               PARTY THERETO, THE LENDERS PARTY THERETO,
                               JPMORGAN CHASE BANK (SUCCESSOR TO THE CHASE
                               MANHATTAN BANK), AS ADMINISTRATIVE AGENT,
                               AND GOLDMAN SACHS CREDIT PARTNERS L.P., AS
                               SYNDICATION AGENT.


                               Name of Institution:

                               [illegible]
                               -----------------------------------

                               by
                                   /s/ SCOTT H. PAGE
                                 ------------------------
                                 Name:    SCOTT H. PAGE
                                 Title:   VICE PRESIDENT

                               SIGNATURE PAGE TO THE AMENDMENT AND
                               RESTATEMENT AGREEMENT, DATED AS OF FEBRUARY
                               21, 2003, IN RESPECT OF THE CREDIT
                               AGREEMENT, DATED MAY 17, 2001, AMONG IMC
                               GLOBAL, INC., THE BORROWING SUBSIDIARIES
                               PARTY THERETO, THE LENDERS PARTY THERETO,
                               JPMORGAN CHASE BANK (SUCCESSOR TO THE CHASE
                               MANHATTAN BANK), AS ADMINISTRATIVE AGENT,
                               AND GOLDMAN SACHS CREDIT PARTNERS L.P., AS
                               SYNDICATION AGENT.


                               Name of Institution:

                               [illegible]
                               By: EATON VANCE MANAGEMENT
                                   AS INVESTMENT ADVISOR
                               -----------------------------------

                               by
                                   /s/ SCOTT H. PAGE
                                 ------------------------
                                 Name:    SCOTT H. PAGE
                                 Title:   VICE PRESIDENT

                               SIGNATURE PAGE TO THE AMENDMENT AND
                               RESTATEMENT AGREEMENT, DATED AS OF FEBRUARY
                               21, 2003, IN RESPECT OF THE CREDIT
                               AGREEMENT, DATED MAY 17, 2001, AMONG IMC
                               GLOBAL, INC., THE BORROWING SUBSIDIARIES
                               PARTY THERETO, THE LENDERS PARTY THERETO,
                               JPMORGAN CHASE BANK (SUCCESSOR TO THE CHASE
                               MANHATTAN BANK), AS ADMINISTRATIVE AGENT,
                               AND GOLDMAN SACHS CREDIT PARTNERS L.P., AS
                               SYNDICATION AGENT.


                               Name of Institution:

                               [illegible] INCOME FUND
                               By: EATON VANCE MANAGEMENT
                                   AS INVESTMENT ADVISOR
                               -----------------------------------

                               by
                                   /s/ SCOTT H. PAGE
                                 ------------------------
                                 Name:    SCOTT H. PAGE
                                 Title:   VICE PRESIDENT

                               SIGNATURE PAGE TO THE AMENDMENT AND
                               RESTATEMENT AGREEMENT, DATED AS OF FEBRUARY
                               21, 2003, IN RESPECT OF THE CREDIT
                               AGREEMENT, DATED MAY 17, 2001, AMONG IMC
                               GLOBAL, INC., THE BORROWING SUBSIDIARIES
                               PARTY THERETO, THE LENDERS PARTY THERETO,
                               JPMORGAN CHASE BANK (SUCCESSOR TO THE CHASE
                               MANHATTAN BANK), AS ADMINISTRATIVE AGENT,
                               AND GOLDMAN SACHS CREDIT PARTNERS L.P., AS
                               SYNDICATION AGENT.


                               Name of Institution:

                               Eaton Vance [illegible], LTD.
                               By: EATON VANCE MANAGEMENT
                                   AS INVESTMENT ADVISOR
                               -----------------------------------

                               by
                                   /s/ SCOTT H. PAGE
                                 ------------------------
                                 Name:    SCOTT H. PAGE
                                 Title:   VICE PRESIDENT

                               SIGNATURE PAGE TO THE AMENDMENT AND
                               RESTATEMENT AGREEMENT, DATED AS OF FEBRUARY
                               21, 2003, IN RESPECT OF THE CREDIT
                               AGREEMENT, DATED MAY 17, 2001, AMONG IMC
                               GLOBAL, INC., THE BORROWING SUBSIDIARIES
                               PARTY THERETO, THE LENDERS PARTY THERETO,
                               JPMORGAN CHASE BANK (SUCCESSOR TO THE CHASE
                               MANHATTAN BANK), AS ADMINISTRATIVE AGENT,
                               AND GOLDMAN SACHS CREDIT PARTNERS L.P., AS
                               SYNDICATION AGENT.


                               Name of Institution:

                               Eaton Vance [illegible], LTD.
                               By: EATON VANCE MANAGEMENT
                                   AS INVESTMENT ADVISOR
                               -----------------------------------

                               by
                                   /s/ SCOTT H. PAGE
                                 ------------------------
                                 Name:    SCOTT H. PAGE
                                 Title:   VICE PRESIDENT

                               SIGNATURE PAGE TO THE AMENDMENT AND
                               RESTATEMENT AGREEMENT, DATED AS OF FEBRUARY
                               21, 2003, IN RESPECT OF THE CREDIT
                               AGREEMENT, DATED MAY 17, 2001, AMONG IMC
                               GLOBAL, INC., THE BORROWING SUBSIDIARIES
                               PARTY THERETO, THE LENDERS PARTY THERETO,
                               JPMORGAN CHASE BANK (SUCCESSOR TO THE CHASE
                               MANHATTAN BANK), AS ADMINISTRATIVE AGENT,
                               AND GOLDMAN SACHS CREDIT PARTNERS L.P., AS
                               SYNDICATION AGENT.


                               Name of Institution:

                               Eaton Vance [illegible], LTD.
                               By: EATON VANCE MANAGEMENT
                                   AS INVESTMENT ADVISOR
                               -----------------------------------

                               by
                                   /s/ SCOTT H. PAGE
                                 ------------------------
                                 Name:    SCOTT H. PAGE
                                 Title:   VICE PRESIDENT

                               SIGNATURE PAGE TO THE AMENDMENT AND
                               RESTATEMENT AGREEMENT, DATED AS OF FEBRUARY
                               21, 2003, IN RESPECT OF THE CREDIT
                               AGREEMENT, DATED MAY 17, 2001, AMONG IMC
                               GLOBAL, INC., THE BORROWING SUBSIDIARIES
                               PARTY THERETO, THE LENDERS PARTY THERETO,
                               JPMORGAN CHASE BANK (SUCCESSOR TO THE CHASE
                               MANHATTAN BANK), AS ADMINISTRATIVE AGENT,
                               AND GOLDMAN SACHS CREDIT PARTNERS L.P., AS
                               SYNDICATION AGENT.


                               Name of Institution:

                               [Illegible] EATON VANCE [Illegible], LTD.
                               -----------------------------------
                               By: EATON VANCE MANAGEMENT
                                   AS INVESTMENT ADVISOR
                               -----------------------------------

                               by
                                   /s/ SCOTT H. PAGE
                                 ------------------------
                                 Name:    SCOTT H. PAGE
                                 Title:   VICE PRESIDENT

                               SIGNATURE PAGE TO THE AMENDMENT AND
                               RESTATEMENT AGREEMENT, DATED AS OF FEBRUARY
                               21, 2003, IN RESPECT OF THE CREDIT
                               AGREEMENT, DATED MAY 17, 2001, AMONG IMC
                               GLOBAL, INC., THE BORROWING SUBSIDIARIES
                               PARTY THERETO, THE LENDERS PARTY THERETO,
                               JPMORGAN CHASE BANK (SUCCESSOR TO THE CHASE
                               MANHATTAN BANK), AS ADMINISTRATIVE AGENT,
                               AND GOLDMAN SACHS CREDIT PARTNERS L.P., AS
                               SYNDICATION AGENT.


                               Name of Institution:

                               GRAYSON & CO. [Illegible] AND RESEARCH
                               -----------------------------------
                               AS INVESTMENT ADVISOR
                               -----------------------------------

                               by
                                   /s/ SCOTT H. PAGE
                                 ------------------------
                                 Name:    SCOTT H. PAGE
                                 Title:   VICE PRESIDENT

                               SIGNATURE PAGE TO THE AMENDMENT AND
                               RESTATEMENT AGREEMENT, DATED AS OF FEBRUARY
                               21, 2003, IN RESPECT OF THE CREDIT
                               AGREEMENT, DATED MAY 17, 2001, AMONG IMC
                               GLOBAL, INC., THE BORROWING SUBSIDIARIES
                               PARTY THERETO, THE LENDERS PARTY THERETO,
                               JPMORGAN CHASE BANK (SUCCESSOR TO THE CHASE
                               MANHATTAN BANK), AS ADMINISTRATIVE AGENT,
                               AND GOLDMAN SACHS CREDIT PARTNERS L.P., AS
                               SYNDICATION AGENT.


                               Name of Institution:

                               BIG SKY SENIOR LOAN FUND, LTD.
                               -----------------------------------
                               By: EATON VANCE MANAGEMENT
                               AS INVESTMENT ADVISOR
                               -----------------------------------

                               by
                                   /s/ SCOTT H. PAGE
                                 ------------------------
                                 Name:    SCOTT H. PAGE
                                 Title:   VICE PRESIDENT

                               SIGNATURE PAGE TO THE AMENDMENT AND
                               RESTATEMENT AGREEMENT, DATED AS OF FEBRUARY
                               21, 2003, IN RESPECT OF THE CREDIT
                               AGREEMENT, DATED MAY 17, 2001, AMONG IMC
                               GLOBAL, INC., THE BORROWING SUBSIDIARIES
                               PARTY THERETO, THE LENDERS PARTY THERETO,
                               JPMORGAN CHASE BANK (SUCCESSOR TO THE CHASE
                               MANHATTAN BANK), AS ADMINISTRATIVE AGENT,
                               AND GOLDMAN SACHS CREDIT PARTNERS L.P., AS
                               SYNDICATION AGENT.


                               Name of Institution:

                               SUNAMERICA LIFE INSURACE COMPANY
                               -----------------------------------

                               by
                                   /s/ W. JEFFREY BAXTER
                                 ------------------------
                                 Name:    W. JEFFREY BAXTER
                                 Title:   Authorized Agent

                               SIGNATURE PAGE TO THE AMENDMENT AND
                               RESTATEMENT AGREEMENT, DATED AS OF FEBRUARY
                               21, 2003, IN RESPECT OF THE CREDIT
                               AGREEMENT, DATED MAY 17, 2001, AMONG IMC
                               GLOBAL, INC., THE BORROWING SUBSIDIARIES
                               PARTY THERETO, THE LENDERS PARTY THERETO,
                               JPMORGAN CHASE BANK (SUCCESSOR TO THE CHASE
                               MANHATTAN BANK), AS ADMINISTRATIVE AGENT,
                               AND GOLDMAN SACHS CREDIT PARTNERS L.P., AS
                               SYNDICATION AGENT.


                               Name of Institution:

                               GALAXY CLO 1999-1 LTD.
                               -----------------------------------

                               by
                                   /s/ W. JEFFREY BAXTER
                                 ------------------------
                                 Name:    W. Jeffrey Baxter
                                 Title:   Authorized Agent

                               SIGNATURE PAGE TO THE AMENDMENT AND
                               RESTATEMENT AGREEMENT, DATED AS OF FEBRUARY
                               21, 2003, IN RESPECT OF THE CREDIT
                               AGREEMENT, DATED MAY 17, 2001, AMONG IMC
                               GLOBAL, INC., THE BORROWING SUBSIDIARIES
                               PARTY THERETO, THE LENDERS PARTY THERETO,
                               JPMORGAN CHASE BANK (SUCCESSOR TO THE CHASE
                               MANHATTAN BANK), AS ADMINISTRATIVE AGENT,
                               AND GOLDMAN SACHS CREDIT PARTNERS L.P., AS
                               SYNDICATION AGENT.


                               Name of Institution:

                               AIG SUNAMERICA LIFE ASSURANCE COMPANY
                               -----------------------------------

                               by
                                   /s/ W. JEFFREY BAXTER
                                 ------------------------
                                 Name:    W. Jeffrey Baxter
                                 Title:   Authorized Agent

                               SIGNATURE PAGE TO THE AMENDMENT AND
                               RESTATEMENT AGREEMENT, DATED AS OF FEBRUARY
                               21, 2003, IN RESPECT OF THE CREDIT
                               AGREEMENT, DATED MAY 17, 2001, AMONG IMC
                               GLOBAL, INC., THE BORROWING SUBSIDIARIES
                               PARTY THERETO, THE LENDERS PARTY THERETO,
                               JPMORGAN CHASE BANK (SUCCESSOR TO THE CHASE
                               MANHATTAN BANK), AS ADMINISTRATIVE AGENT,
                               AND GOLDMAN SACHS CREDIT PARTNERS L.P., AS
                               SYNDICATION AGENT.


                               Name of Institution:

                               Canadian Imperial Bank of Commerce
                               -----------------------------------

                               by
                                   /s/ WILLIAM M. SWENSON
                                 ------------------------
                                 Name:    WILLIAM M. SWENSON
                                 Title:   AUTHORIZED SIGNATORY

                               SIGNATURE PAGE TO THE AMENDMENT AND
                               RESTATEMENT AGREEMENT, DATED AS OF FEBRUARY
                               21, 2003, IN RESPECT OF THE CREDIT
                               AGREEMENT, DATED MAY 17, 2001, AMONG IMC
                               GLOBAL, INC., THE BORROWING SUBSIDIARIES
                               PARTY THERETO, THE LENDERS PARTY THERETO,
                               JPMORGAN CHASE BANK (SUCCESSOR TO THE CHASE
                               MANHATTAN BANK), AS ADMINISTRATIVE AGENT,
                               AND GOLDMAN SACHS CREDIT PARTNERS L.P., AS
                               SYNDICATION AGENT.


                               Name of Institution:

                               Canadian Imperial Bank of Commerce
                               -----------------------------------

                               by
                                   /s/ WILLIAM M. SWENSON
                                 ------------------------
                                 Name:    WILLIAM M. SWENSON
                                 Title:   AUTHORIZED SIGNATORY

                               SIGNATURE PAGE TO THE AMENDMENT AND
                               RESTATEMENT AGREEMENT, DATED AS OF FEBRUARY
                               21, 2003, IN RESPECT OF THE CREDIT
                               AGREEMENT, DATED MAY 17, 2001, AMONG IMC
                               GLOBAL, INC., THE BORROWING SUBSIDIARIES
                               PARTY THERETO, THE LENDERS PARTY THERETO,
                               JPMORGAN CHASE BANK (SUCCESSOR TO THE CHASE
                               MANHATTAN BANK), AS ADMINISTRATIVE AGENT,
                               AND GOLDMAN SACHS CREDIT PARTNERS L.P., AS
                               SYNDICATION AGENT.


                               Name of Institution:

                               Canadian Imperial Bank of Commerce
                               -----------------------------------

                               by
                                   /s/ WILLIAM M. SWENSON
                                 ------------------------
                                 Name:    WILLIAM M. SWENSON
                                 Title:   AUTHORIZED SIGNATORY

                               SIGNATURE PAGE TO THE AMENDMENT AND
                               RESTATEMENT AGREEMENT, DATED AS OF FEBRUARY
                               21, 2003, IN RESPECT OF THE CREDIT
                               AGREEMENT, DATED MAY 17, 2001, AMONG IMC
                               GLOBAL, INC., THE BORROWING SUBSIDIARIES
                               PARTY THERETO, THE LENDERS PARTY THERETO,
                               JPMORGAN CHASE BANK (SUCCESSOR TO THE CHASE
                               MANHATTAN BANK), AS ADMINISTRATIVE AGENT,
                               AND GOLDMAN SACHS CREDIT PARTNERS L.P., AS
                               SYNDICATION AGENT.


                               Name of Institution:

                               Canadian Imperial Bank of Commerce
                               -----------------------------------

                               by
                                   /s/ WILLIAM M. SWENSON
                                 ------------------------
                                 Name:    WILLIAM M. SWENSON
                                 Title:   AUTHORIZED SIGNATORY

                               SIGNATURE PAGE TO THE AMENDMENT AND
                               RESTATEMENT AGREEMENT, DATED AS OF FEBRUARY
                               21, 2003, IN RESPECT OF THE CREDIT
                               AGREEMENT, DATED MAY 17, 2001, AMONG IMC
                               GLOBAL, INC., THE BORROWING SUBSIDIARIES
                               PARTY THERETO, THE LENDERS PARTY THERETO,
                               JPMORGAN CHASE BANK (SUCCESSOR TO THE CHASE
                               MANHATTAN BANK), AS ADMINISTRATIVE AGENT,
                               AND GOLDMAN SACHS CREDIT PARTNERS L.P., AS
                               SYNDICATION AGENT.


                               Name of Institution:

                               Canadian Imperial Bank of Commerce
                               -----------------------------------

                               by
                                   /s/ WILLIAM M. SWENSON
                                 ------------------------
                                 Name:    WILLIAM M. SWENSON
                                 Title:   AUTHORIZED SIGNATORY